INCOME TAXES	12 Months Ended
Dec. 31, 2020
INCOME TAXES
INCOME TAXES

16.INCOME TAXES

Income before income taxes consisted entirely of losses from domestic operations of $286.7 million, $338.9 million and $239.6 million for the years ended December 31, 2020, 2019, and 2018, respectively.

For the years ended December 31, 2020, 2019, and 2018, the Company did not record any federal income tax expense or benefit due to the full valuation allowance. For the years ended December 31, 2020, 2019 and 2018, the Company incurred state income tax expense of $0.1 million, $0.3 million and $0.4 million, respectively.

The following table summarizes the components of the Company’s provision for income taxes for the periods presented (in thousands):

	Year Ended December 31,
	2020	2019	2018
Current income tax expense:
Federal	$—	$—	$—
State	63	252	377
Total current income tax expense	63	252	377
Deferred income tax benefit:
Federal	—	—	—
State	—	—	—
Total deferred income tax benefit	—	—	—
Income Tax Provision	$63	$252	$377

Effective Tax Rate

The following table presents a reconciliation of the U.S. federal statutory income tax rates to the Company’s effective income tax rate for the periods presented:

	Year Ended December 31,
	2020	2019	2018
U.S. Federal tax benefit at statutory rate	21.0%	21.0%	21.0%
State income taxes, net of federal benefit	3.0	3.2	2.6
Non-deductible expenses and other	0.3	(0.1)	(0.9)
Non-deductible warrant expenses	—	0.4	(1.6)
Loss on convertible note exchange	(2.0)	—	—
Share-based compensation	0.3	(0.4)	0.4
Deduction limitation on executive compensation	(1.8)	—	—
Change in valuation allowance, net	(21.0)	(25.2)	(22.6)
Research and development credits	0.1	1.0	0.9
Effective tax rate	(0.1)%	(0.1)%	(0.2)%

For the years ended December 31, 2020, 2019 and 2018, the Company’s effective tax rate differs from the amount computed by applying the U.S. federal statutory and state income tax rates to net loss before income tax, primarily as the result of state income taxes, loss on convertible note exchange, deduction limitation on executive compensation, and changes in the Company’s valuation allowance.

Deferred Taxes

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income taxes purposes. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2020 and 2019, are as follows (in thousands):

	December 31,	December 31,
	2020	2019
Deferred tax assets:
Accrued and reserves	$4,008	$4,231
Inventory	10,554	15,181
Tax credits	12,953	10,880
Lease Liabilities	16,262	14,800
Net operating loss	205,995	149,141
Total gross deferred tax assets	249,772	194,233
Depreciation and amortization	(2,746)	(4,749)
Goodwill	(290)	(114)
Right-of-use assets	(11,562)	(14,507)
Valuation allowance	(235,174)	(174,863)
Net deferred tax assets	$—	$—

A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized in a particular tax jurisdiction. All available evidence, both positive and negative, is considered to determine whether, based on the weight of that evidence, a valuation allowance is needed for some portion or all of a deferred tax asset. Due to the losses the Company generated in the current and prior years, the Company believes it is not more likely than not that all of the deferred tax assets can be realized. Accordingly, the Company established and recorded a full valuation allowance on its net deferred tax assets of $235.2 million as of December 31, 2020 and a full valuation allowance on its net deferred tax assets of $174.9 million as of December 31, 2019. The valuation allowance increased by $60.3 million and $86.2 million for 2020 and 2019, respectively primarily as a result of current year losses.

As of December 31, 2020, the Company had U.S. federal and state net operating loss (“NOL”) carryforwards of $870.2 million and $585.9 million, respectively, which will each begin to expire in 2034, if not utilized. For NOLs arising after December 31, 2017, the Tax Cuts and Jobs Act of 2017 limits a taxpayer’s ability to utilize NOL carryforwards to 80% of taxable income and can be carried forward indefinitely (carryback is generally prohibited). In the Company’s case this would apply to federal NOLs generated in 2020, 2019 and 2018 of $236.1 million, $350.6 million, and $166.9 million, respectively. NOLs generated in tax years beginning before January 1, 2018 will not be subject to the taxable income limitation and will continue to have a two-year carryback and twenty-year carryforward period. California NOLs have a carryover period of 20 taxable years following the year of the loss. Additionally, the Company has U.S. federal research tax credit carryforwards of $11.0 million that begin to expire in 2034. The Company also has state research tax credit carryforwards of $9.4 million that have an indefinite carryforward period.

Section 382 of the Internal Revenue Code (the “Code”) limits the use of net operating losses and tax credit carryforwards in certain situations where changes occur in the stock ownership of a company. Utilization of the net operating loss carryforwards are subject to various limitations due to the ownership change limitations provided by Internal Revenue Code (IRC) Section 382 and similar state provisions. The Company performed an ownership analysis and identified three previous ownership changes in 2014, 2016 and 2020, as defined under Section 382 and 383 of the IRC, however none of the previous ownership changes resulted in a material limitation that will reduce the total amount of net operating loss carryforwards and credits that can be utilized.

Unrecognized Tax Benefits

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2020	2019	2018
Unrecognized tax benefits as of the beginning of the year	$5,033	$2,433	$862
Increases related to prior year tax provisions	182	383	197
Decrease related to prior year tax provisions	(888)	(247)	—
Increase related to current year tax provisions	1,812	2,464	1,374
Unrecognized tax benefits as of the end of the year	$6,139	$5,033	$2,433

Due to the full valuation allowance at December 31, 2020, current adjustments to the unrecognized tax benefit will have no impact on the Company’s effective income tax rate. There would be an impact of $5.5 million to the effective tax rate if adjustments are made after the valuation allowance is released. The Company does not anticipate any significant change in its uncertain tax positions within 12 months of this reporting date.

The Company’s policy is to recognize interest and penalties associated with uncertain tax benefits as part of the income tax provision and include accrued interest and penalties with the related income tax liability on the Company’s consolidated balance sheets. To date, the Company has not recognized any interest and penalties in its consolidated statements of operations, nor has it accrued for or made payments for interest and penalties. The Company is subject to income tax in the U.S. and in various states. Due to the history of net operating losses, the Company is subject to U.S. federal, state and local examinations by tax authorities for all years since incorporation but as of December 31, 2020 are not currently under any audits.